UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 1, 2007


                       BROWNSVILLE COMPANY
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                            N/A
(State or other jurisdiction                         (I.R.S. Employer
of incorporation)                                 Identification No.)

70 East Beaver Creek, Unit 30
Richmond Hill, Ontario, Canada                                L4B 3B2
(Address of principal                                      (Zip Code)
executive offices)


Registrant's telephone number, including area code: (905) 882-7044

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 )

Item 8.01 Other Events.

     On February 1, 2007, our Board of Directors declared a 2 for 1 forward stock split to our stockholders of record as of February 14, 2007. As a result of the forward stock split, we will have 64,320,000 shares of common stock issued and outstanding as of February 14, 2007, assuming no shares of common stock are issued by us prior to that date. As of the date hereof,
there  are  32,160,000  shares  of  common  stock  issued   and
outstanding. Additionally, the forward stock split shall affect our authorized common stock, and as a result, we will have 450,000,000 shares of $0.001 par value common stock authorized after the 2 for 1 forward stock split takes effect on February 14, 2007. We currently have 225,000,000 shares of $0.001 par value common stock authorized.

     Contemporaneously with the 2 for 1 forward stock split, we expect the change in the name of the corporation will become effective which will change the name from "Brownsville Company" to "Uranium Hunter Corporation" (the "Corporate Name Change"). The Board of Directors previously adopted a resolution to change the name of the corporation and the holders of shares representing a majority of our outstanding voting stock have given their written consent to the Corporate Name Change. Under Nevada corporation law and our bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval. An Information Statement pertaining thereto has been mailed to stockholders and we will file an Amendment to our Articles of Incorporation (the "Amendment") in order to change our corporate name. In accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C promulgated thereunder, the Amendment will not be filed with the Secretary of State of Nevada or become effective until at least twenty (20) calendar days after the mailing of the Information Statement. We expect the Corporate Name Change to be effective on February 14, 2007.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BROWNSVILLE COMPANY
                                (Registrant)


Dated:     February 1, 2007     By:  /s/ Adam  Cegielski
                                Name:    Adam Cegielski
                                Title:   President   and   Chief
                                         Executive Officer